UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Dynex Capital, Inc.
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/DYNX. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/DYNX Shareholder Meeting Notice 049QMC Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 21, 2026 at 10:00 am ET Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Annual Report and Proxy Statement are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 11, 2026 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Dynex Capital, Inc. Mark, sign and date the proxy card and return it in the enclosed pre-paid envelope or return it to Computershare PO Box 43101, Providence, RI 02940-5067. You may also vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/DYNX or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada At the Meeting Vote during the meeting by joining virtually at 10:00 am ET on Thursday, May 21, 2026 at meetnow.global/M6WRS9U MMMMMMMMMMMM MMMMMMMMM 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/DYNX. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Dynex Capital, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper or e-mail copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 11, 2026. Dear Dynex Capital, Inc. Shareholder: The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Dynex Capital, Inc. (the “Company”) will be held on Thursday, May 21, 2026 at 10:00 am ET, virtually at meetnow.global/M6WRS9U. Proposals to be considered at the Annual Meeting by holders of Common Stock: 1. Elect six (6) directors of the Company (Byron L. Boston, Marie Chandoha, Julia L. Coronado, Alexander I. Crawford, Andrew I. Gray, and Smriti L. Popenoe), to hold office until the next annual meeting and until their successors are elected and duly qualified; 2. Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; 3. Ratify the selection of Ernst & Young as the Company’s independent auditors for the 2026 fiscal year; and 4. Approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock. The Board of Directors recommends that you vote FOR all of the director nominees in Proposal 1 and FOR Proposals 2, 3 and 4. PLEASE NOTE – THIS IS NOT A BALLOT. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To attend and vote at the virtual Annual Meeting, use the number in the shaded bar on the reverse side, go to meetnow.global/M6WRS9U and follow the instructions. Shareholder Meeting Notice